Exhibit 99.1
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
The following unaudited pro forma condensed consolidated financial information has been prepared assuming that:
1.	the following six properties (the “Pool 3 properties”) had been conveyed to the lender (i) at the beginning of the periods presented for the pro forma condensed consolidated statements of operations for the years ended December 31, 2008, 2007 and 2006 as well as for the nine months ended September 30, 2009 and 2008, and (ii) at September 30, 2009 for the pro forma condensed consolidated balance sheet:
•	Courtyard by Marriott — Abilene, Texas

•	Courtyard by Marriott — Bentonville, Arkansas

•	Courtyard by Marriott — Florence, Kentucky

•	Holiday Inn Inner Harbor — Baltimore, Maryland

•	Crowne Plaza — Houston, Texas

•	Farfield Inn by Marriott — Merrimack, New Hampshire
2.	the Crowne Plaza Worcester, MA had been conveyed to the lender (i) at the beginning of the periods presented for the pro forma condensed consolidated statements of operations for the years ended December 31, 2008, 2007 and 2006, as well as for the nine months ended September 30, 2009 and 2008, and (ii) at September 30, 2009 for the pro forma condensed consolidated balance sheet. As disclosed in the Form 8-K dated November 19, 2009, this property was transferred to a receiver appointed pursuant to a court order approved by the United States District Court for the District of Massachusetts.

3.	the Holiday Inn Express Palm Desert, CA had been sold (i) at the beginning of the periods presented for the pro forma condensed consolidated statements of operations for the years ended December 31, 2008, 2007 and 2006, as well as for the nine months ended September 30, 2009 and 2008, and (ii) at September 30, 2009 for the pro forma condensed consolidated balance sheet. Subsequent to September 30, 2009, the Company reclassified this property from held for use to held for sale.
The unaudited pro forma condensed consolidated statements of operations do not include adjustments for the gain on deconsolidation of the Pool 3 Properties as this is a non-recurring transaction directly attributable to the disposition of the Pool 3 Properties.
In accordance with the terms of the franchise agreements associated with the Pool 3 Properties, the Company could be required to pay liquidated damages to the franchisors upon surrender of control of the Pool 3 Properties. The estimated potential liquidated damages totaled $5.9 million as of December 31, 2009. This amount is not reflected in the pro forma condensed consolidated financial statements presented since the recognition criteria for contingencies as established by U.S. GAAP had not been met.
The unaudited pro forma condensed consolidated financial statements have been prepared by management for illustrative purposes only in accordance with Article 11 of SEC Regulation S-X and are not necessarily indicative of the consolidated financial position or results of operations in future periods or the results that actually would have been realized had the Properties been conveyed to the lender during the specified periods. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with Lodgian, Inc.’s historical consolidated financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2008 and its Form 10-Q for the nine months ended September 30, 2009.

Lodgian, Inc. and Subsidiaries
Pro Forma Condensed Consolidated Statement of Operations
For the Year Ended December 31, 2008

			Pro Forma	Pro Forma
		Pro Forma	adjustments	adjustments
	Lodgian, Inc.	adjustments	related to the	related to the
	For the Year	related to the	Crowne	Holiday Inn
	Ended	Pool 3	Plaza	Express Palm
	December 31, 2008	Properties	Worcester, MA	Desert, CA	Pro Forma
		(unaudited in thousands, except per share data)
Revenues:
Rooms	$178,623	$(28,381)	$(5,192)	$(2,678)	$142,372
Food and beverage	53,543	(5,223)	(3,801)	(1)	44,518
Other	8,262	(1,392)	(517)	(44)	6,309

Total revenues	240,428	(34,996)	(9,510)	(2,723)	193,199

Direct operating expenses:
Rooms	46,588	(7,044)	(1,456)	(802)	37,286
Food and beverage	36,755	(3,648)	(2,435)	(27)	30,645
Other	5,806	(1,053)	(281)	(58)	4,414

Total direct operating expenses	89,149	(11,745)	(4,172)	(887)	72,345

	151,279	(23,251)	(5,338)	(1,836)	120,854

Other operating expenses:
Other hotel operating costs	69,960	(10,050)	(2,762)	(978)	56,170
Property and other taxes, insurance, and leases	16,561	(3,313)	(656)	(137)	12,455
Corporate and other	16,805	316	(888)	(8)	16,225
Casualty losses, net	1,095	(1,057)	—	—	38
Depreciation and amortization	31,930	(3,952)	(237)	(387)	27,354
Impairment of long-lived assets	9,468	(718)	(4,875)	(81)	3,794

Total other operating expenses	145,819	(18,774)	(9,418)	(1,591)	116,036

Operating income	5,460	(4,477)	4,080	(245)	4,818

Other income (expenses):
Interest income and other	1,054	(2)	—	—	1,052
Interest expense	(19,345)	3,456	1,063	379	(14,447)

Loss before income taxes	(12,831)	(1,023)	5,143	134	(8,577)
Provision for income taxes — continuing operations	(80)	—	—	—	(80)

Loss from continuing operations	(12,911)	(1,023)	5,143	134	(8,657)

Basic and diluted net loss per share from continuing operations	$(0.59)	$(0.05)	$0.24	$0.01	$(0.40)

Basic and diluted weighted average shares from continuing operations	21,774	—	—	—	21,774

Lodgian, Inc. and Subsidiaries
Pro Forma Condensed Consolidated Statement of Operations
For the Year Ended December 31, 2007

			Pro Forma	Pro Forma
		Pro Forma	adjustments	adjustments
	Lodgian, Inc.	adjustments	related to the	related to the
	For the Year	related to the	Crowne	Holiday Inn
	Ended	Pool 3	Plaza	Express Palm
	December 31, 2007	Properties	Worcester, MA	Desert, CA	Pro Forma
		(unaudited in thousands, except per share data)
Revenues:
Rooms	$179,716	$(28,723)	$(5,351)	$(2,969)	$142,673
Food and beverage	55,089	(5,731)	(3,857)	—	45,501
Other	7,753	(1,311)	(460)	(45)	5,937

Total revenues	242,558	(35,765)	(9,668)	(3,014)	194,111

Direct operating expenses:
Rooms	44,833	(6,786)	(1,474)	(794)	35,779
Food and beverage	37,239	(3,838)	(2,477)	—	30,924
Other	5,503	(979)	(238)	(50)	4,236

Total direct operating expenses	87,575	(11,603)	(4,189)	(844)	70,939

	154,983	(24,162)	(5,479)	(2,170)	123,172

Other operating expenses:
Other hotel operating costs	68,623	(10,093)	(2,879)	(924)	54,727
Property and other taxes, insurance, and leases	17,662	(3,143)	(710)	(182)	13,627
Corporate and other	21,391	324	(392)	—	21,323
Casualty gains, net	(1,867)	—	—	—	(1,867)
Restructuring	1,232	—	—	—	1,232
Depreciation and amortization	28,765	(3,525)	(647)	(383)	24,210
Impairment of long-lived assets	1,622	(229)	(462)	(6)	925

Total other operating expenses	137,428	(16,666)	(5,090)	(1,495)	114,177

Operating income	17,555	(7,496)	(389)	(675)	8,995

Other income (expenses):
Interest income and other	3,944	—	—	—	3,944
Interest expense	(23,172)	3,586	1,078	384	(18,124)
Loss on debt extinguishment	(3,330)	—	—	—	(3,330)

Loss before income taxes	(5,003)	(3,910)	689	(291)	(8,515)
Provision for income taxes — continuing operations	(157)	—	—	—	(157)

Loss from continuing operations	(5,160)	(3,910)	689	(291)	(8,672)

Basic and diluted net loss per share from continuing operations	$(0.21)	$(0.16)	$0.03	$(0.01)	$(0.36)

Basic and diluted weighted average shares from continuing operations	24,292	—	—	—	24,292

Lodgian, Inc. and Subsidiaries
Pro Forma Condensed Consolidated Statement of Operations
For the Year Ended December 31, 2006

			Pro Forma	Pro Forma
	Lodgian, Inc.	Pro Forma	adjustments	adjustments
	For the Year	adjustments	related to the	related to the
	Ended	related to the	Crowne	Holiday Inn
	December 31,	Pool 3	Plaza Worcester,	Express Palm
	2006	Properties	MA	Desert, CA	Pro Forma
		(unaudited in thousands, except per share data)
Revenues:
Rooms	$170,764	$(27,305)	$(5,929)	$(2,952)	$134,578
Food and beverage	49,807	(5,248)	(3,539)	—	41,020
Other	7,064	(1,184)	(337)	(47)	5,496

Total revenues	227,635	(33,737)	(9,805)	(2,999)	181,094

Direct operating expenses:
Rooms	43,329	(6,603)	(1,517)	(832)	34,377
Food and beverage	34,861	(3,685)	(2,260)	—	28,916
Other	5,402	(931)	(180)	(54)	4,237

Total direct operating expenses	83,592	(11,219)	(3,957)	(886)	67,530

	144,043	(22,518)	(5,848)	(2,113)	113,564

Other operating expenses:
Other hotel operating costs	63,467	(9,467)	(2,821)	(939)	50,240
Property and other taxes, insurance, and leases	17,383	(3,127)	(633)	(169)	13,454
Corporate and other	20,693	364	(391)	—	20,666
Casualty gains, net	(2,985)	—	—	—	(2,985)
Depreciation and amortization	27,414	(3,532)	(715)	(366)	22,801
Impairment of long-lived assets	632	(5)	—	—	627

Total other operating expenses	126,604	(15,767)	(4,560)	(1,474)	104,803

Operating income	17,439	(6,751)	(1,288)	(639)	8,761

Other income (expenses):
Business interruption proceeds	3,094	—	—	—	3,094
Interest income and other	2,558	1	—	—	2,559
Interest expense	(21,970)	3,686	1,465	362	(16,457)

Income before income taxes	1,121	(3,064)	177	(277)	(2,043)
Provision for income taxes — continuing operations	(11,854)	—	—	—	(11,854)

Loss from continuing operations	(10,733)	(3,064)	177	(277)	(13,897)

Basic and diluted net loss per share from continuing operations	$(0.44)	$(0.12)	$0.01	$(0.01)	$(0.56)

Basic and diluted weighted average shares from continuing operations	24,617	—	—	—	24,617

Lodgian, Inc. and Subsidiaries
Pro Forma Condensed Consolidated Statement of Operations
For the Nine Months Ended September 30, 2009

	Lodgian, Inc.	Pro Forma adjustments	Pro Forma adjustments	Pro Forma adjustments
	For the Nine Months	related to the Pool 3	related to the Crowne	related to the Holiday Inn
	Ended September 30, 2009	Properties	Plaza Worcester, MA	Express Palm Desert, CA	Pro Forma
		(unaudited in thousands, except per share data)
Revenues:
Rooms	$114,415	$(15,737)	$(3,073)	$(1,706)	$93,899
Food and beverage	33,852	(2,875)	(2,088)	(2)	28,887
Other	5,689	(980)	(335)	(24)	4,350

Total revenues	153,956	(19,592)	(5,496)	(1,732)	127,136

Direct operating expenses:
Rooms	31,818	(4,511)	(996)	(614)	25,697
Food and beverage	23,706	(2,159)	(1,485)	—	20,062
Other	3,881	(687)	(163)	(36)	2,995

Total direct operating expenses	59,405	(7,357)	(2,644)	(650)	48,754

	94,551	(12,235)	(2,852)	(1,082)	78,382

Other operating expenses:
Other hotel operating costs	46,229	(6,607)	(1,768)	(660)	37,194
Property and other taxes, insurance, and leases	12,829	(2,608)	(505)	(108)	9,608
Corporate and other	11,458	49	(228)	(3)	11,276
Casualty losses, net	133	(12)	(15)	—	106
Depreciation and amortization	26,067	(3,497)	(594)	(325)	21,651
Impairment of long-lived assets	35,349	(29,495)	(4,996)	(5)	853

Total other operating expenses	132,065	(42,170)	(8,106)	(1,101)	80,688

Operating loss	(37,514)	29,935	5,254	19	(2,306)

Other income (expenses):
Interest income and other	98	1	—	—	99
Interest expense	(10,598)	2,442	768	279	(7,109)

Loss before income taxes and noncontrolling interest	(48,014)	32,378	6,022	298	(9,316)
Provision for income taxes — continuing operations	(29)	—	—	—	(29)

Loss from continuing operations	(48,043)	32,378	6,022	298	(9,345)

Basic and diluted net loss per share from continuing operations	$(2.25)	$1.52	$0.28	$0.01	$(0.44)

Basic and diluted weighted average shares from continuing operations	21,313	—	—	—	21,313

Lodgian, Inc. and Subsidiaries
Pro Forma Condensed Consolidated Statement of Operations
For the Nine Months Ended September 30, 2008

	Lodgian, Inc.	Pro Forma adjustments	Pro Forma adjustments	Pro Forma adjustments
	For the Nine Months	related to the Pool 3	related to the Crowne	related to the Holiday Inn
	Ended September 30, 2008	Properties	Plaza Worcester, MA	Express Palm Desert, CA	Pro Forma
		(unaudited in thousands, except per share data)
Revenues:
Rooms	$139,891	$(22,125)	$(3,842)	$(2,154)	$111,770
Food and beverage	40,011	(3,893)	(2,776)	(1)	33,341
Other	6,376	(1,097)	(392)	(34)	4,853

Total revenues	186,278	(27,115)	(7,010)	(2,189)	149,964

Direct operating expenses:
Rooms	35,562	(5,405)	(1,088)	(614)	28,455
Food and beverage	27,740	(2,766)	(1,792)	(19)	23,163
Other	4,473	(836)	(215)	(43)	3,379

Total direct operating expenses	67,775	(9,007)	(3,095)	(676)	54,997

	118,503	(18,108)	(3,915)	(1,513)	94,967

Other operating expenses:
Other hotel operating costs	53,885	(7,664)	(2,038)	(773)	43,410
Property and other taxes, insurance, and leases	12,338	(2,493)	(496)	(102)	9,247
Corporate and other	13,742	249	(788)	(2)	13,201
Casualty gains, net	(57)	(106)	—	—	(163)
Depreciation and amortization	23,578	(2,910)	(94)	(296)	20,278
Impairment of long-lived assets	9,114	(636)	(4,849)	(12)	3,617

Total other operating expenses	112,600	(13,560)	(8,265)	(1,185)	89,590

Operating income	5,903	(4,548)	4,350	(328)	5,377

Other income (expenses):
Interest income and other	907	(1)	—	—	906
Interest expense	(14,768)	2,629	797	285	(11,057)

Loss before income taxes and noncontrolling interest	(7,958)	(1,920)	5,147	(43)	(4,774)
Provision for income taxes — continuing operations	(6)	—	—	—	(6)

Loss from continuing operations	(7,964)	(1,920)	5,147	(43)	(4,780)

Basic and diluted net loss per share from continuing operations	$(0.36)	$(0.09)	$0.23	$—	$(0.22)

Basic and diluted weighted average shares from continuing operations	21,944	—	—	—	21,944

Lodgian, Inc. and Subsidiaries
Pro Forma Condensed Consolidated Balance Sheet
As of September 30, 2009

		Pro Forma adjustments	Pro Forma adjustments	Pro Forma adjustments
	Lodgian, Inc. as of	related to the Pool 3	related to the Crowne	related to the Holiday
	September 30, 2009	Properties	Plaza Worcester, MA	Inn Palm Desert, CA	Pro Forma
		(Unaudited in thousands, except share data)
ASSETS
Current assets:
Cash and cash equivalents	$24,647	$(320)	$(205)	(3)	$24,119
Cash, restricted	9,419	(2,127)	—	—	7,292
Accounts receivable (net of allowances)	7,035	(746)	(225)	(23)	6,041
Inventories	3,100	(399)	(129)	(19)	2,553
Prepaid expenses and other current assets	15,342	(2,467)	(352)	(503)	12,020
Assets held for sale	4,554	—	—	—	4,554

Total current assets	64,097	(6,059)	(911)	(548)	56,579

Property and equipment, net	403,815	(46,408)	(9,627)	(5,404)	342,376
Deposits for capital expenditures	5,586	(1,032)	(103)	(32)	4,419
Other assets	4,893	(362)	(153)	(82)	4,296

	$478,391	$(53,861)	$(10,794)	$(6,066)	$407,670

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$5,152	$(621)	$(177)	$(39)	$4,315
Other accrued liabilities	23,674	(2,089)	(380)	(100)	21,105
Advance deposits	1,619	(184)	(98)	(34)	1,303
Current portion of long-term liabilities	102,614	(45,513)	(16,270)	(130)	40,701
Liabilities related to assets held for sale	607	—	—	—	607

Total current liabilities	133,666	(48,407)	(16,925)	(303)	68,031

Long-term liabilities	208,935	(7)	—	(5,550)	203,378

Total liabilities	342,601	(48,414)	(16,925)	(5,853)	271,409

Commitments and contingencies
Stockholders’ equity:
Common stock, $.01 par value, 60,000,000 shares authorized; 25,148,819 issued at September 30, 2009	252	—	—	—	252
Additional paid-in capital	331,601	—	—	—	331,601
Accumulated deficit	(155,344)	(5,447)	6,131	(213)	(154,873)
Accumulated other comprehensive income	64	—	—	—	64
Treasury stock, at cost, 3,827,603 at September 30, 2009	(39,692)	—	—	—	(39,692)

Total stockholders’ equity attributable to common stock	136,881	(5,447)	6,131	(213)	137,352
Noncontrolling interest	(1,091)	—	—	—	(1,091)

Total equity	135,790	(5,447)	6,131	(213)	136,261

	$478,391	$(53,861)	$(10,794)	$(6,066)	$407,670